Prepared For: Investor Relations (NASDAQ: CHDN) December 5, 2013 Bill Mudd, EVP and CFO Mike Anderson, VP Finance & IR Wells Fargo Securities 2013 Boston Gaming Forum Boston, MA

Forward-Looking Statements This document contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. 2

Forward-Looking Statements (cont’d) Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price. 3

Key investment highlights

Diversified business model	➢ Iconic Kentucky Oaks & Derby Brands continue to set all-time records ➢ ~6,700 gaming positions at six casinos (including Ohio joint venture in 4Q 2013) and 10 OTBs ➢ Largest legal Online gaming platform in the U.S. showing strong organic growth
Proven management team	➢ Diverse backgrounds with multi-industry, technology and international experience ➢ Proven record of capital allocation, revenue & earnings growth at Churchill Downs
Organic growth opportunities	➢ Kentucky Oaks & Derby new high-end seating, seat pricing, sponsorships, ➢ Opening of Miami Valley Gaming JV with Delaware North in December 2013 ➢ Options on gaming expansion in Illinois and Kentucky ➢ U.S. states continue to liberalize online gaming legislation
Strong Financial Performance & Balance Sheet	➢ 5 Year Revenue & Adjusted EBITDA CAGR of 11% and 21%, respectively ➢ Pristine balance sheet backstopped with valuable real estate ➢ Disciplined maintenance capital spending combined with strong free cash flow generation ➢ Leverage of ~1.7x[1]

[1] Excluding earnings from Ohio Joint Venture, but includes debt

4

CHURCHILL DOWNS INCORPORATED

5 Churchill Downs has diversified its business model… LTM 9/30/13 Revenue by business unit LTM 9/30/13 Adj. EBITDA by business unit 2008 Revenue by business unit 2008 Adj. EBITDA by business unit Source: Company filings Note: Revenues exclude corporate revenue and eliminations  Churchill has significantly diversified its revenue mix through acquisitions in the gaming and online business units  The acquisition of Oxford Casino and the opening of Miami Valley Gaming (MVG)  Further liberalization of state online gaming laws could add meaningful diversification into online poker and casino games Racing 75% Gaming 12% Online 12% Other Investment 1% Racing 38% Gaming 36% Online 23% Other Investment 3% Racing 29% Gaming 46% Online 24% Other Investment 1% Racing 68% Gaming 23% Online 7% Other Investment 2%

6 …driven by successfully investing nearly $900 million since 2007 Leverage and acquisition history Source: Company filings 1 Pro forma leverage based on LTM 9/30/13 unadjusted EBITDA of $178 million (includes Oxford LTM EBITDA of $20.9 million) 2 Miami Valley Gaming investment reflects 50% of the projected joint venture cost of $272mm with Delaware North Companies; 9/30/13 YTD Churchill investment of $47mm 0.2x 1.5x 0.7x 1.4x 3.6x 0.8x 1.4x 1.9x1 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 2006 2007 2008 2009 2010 2011 2012 LTM 9/30/13 Total debt / EBITDA July 2013 • Purchase price: $160mm Oct 2012 • Purchase price: $141mm Feb 2012 • Purchase price: $7mm Jun 2010 • Purchase price: $110mm Dec 2010 • Purchase price: $140mm Mar 2007 • Purchase price: undisclosed Jun 2007 • Purchase price: $80mm (three companies)  Churchill has built one of the most diversified gaming platforms in the U.S. through strategic acquisitions  Its track record of quickly deleveraging following transactions speaks to the Company's conservative capital allocation and leverage strategy 2008 • Capital improvements: $33mm 2010 • Capital improvements: $80mm 20132 •Investment: $136mm

Bill Carstanjen, President & COO Bob Evans, Chairman & CEO Alan Tse, EVP & General Counsel Bill Mudd, EVP & CFO  President and COO, 8 years with CDI  M&A background with Cravath, Swaine & Moore LLP and GE  Previously led legal and development teams  Formerly with GE Capital  Columbia Law School  General Counsel since 2011  Oversees all legal, corporate governance and compliance  Former GC for LG Electronics MobileComm USA  Background in technology-focused industries  Harvard Law School Churchill Downs has an experienced management team  CEO since 2006  Diverse background – strategy consulting, software, private equity  Technology-focused  Led CDI‟s diversified growth strategy  Long time commercial breeder and racehorse owner  B.A. in Economics; M.A. in Quantitative Economics  CFO since 2007  15 year multi-industry, multi-business background with GE  International experience  Leads strategic, finance and development teams  Former Captain in the U.S. Army Reserves  B.A. in Mathematics; M.B.A 7

 Derby and Oaks  High-end seating expansion and amenities funded through cash flow  Renegotiation of media and presenting sponsor in 2015  Ohio Joint Venture  Currently under construction  Scheduled opening December 12, 2013  Kentucky gaming  Targeting a 2014 public referendum, assuming legislation passed  If things go well facility would open no earlier than 2017  Arlington Park Gaming  Gaming bills passed in two prior legislative sessions, but Governor vetoed both  Will continue to work to get a gaming bill passed and signed by the Governor  Facility would open approx. 18 months after bill passage  Internet and mobile gaming  Positioning Bluff brand and developing strategy to function as an online technology operator or affiliate Growth opportunities provide significant upside Confidential 8     

Churchill Downs operates in three distinct segments We are a diversified Racing, Gaming, & Online Entertainment Company Racing 1 Gaming 2 Online Business 3 • Consists of 4 race tracks that conducted 381 days of live racing in 2012, 395 live racing days projected for 2013, majority of racing occurs in 2Q, 3Q & 4Q • Includes longest continuously held annual sporting event in the U.S., the “Kentucky Derby”, 139 consecutive years • Growth driven by Oaks & Derby innovations, new seating venues, Night Racing events and productivity (“cost out”) initiatives • Consists of 6 existing operations with ~4,200 slots, 55 tables, 36 poker tables, 185 hotel rooms, & ~775 video poker machines (includes Oxford Casino acquired in 3Q) • Acquired Riverwalk Casino in mid-Oct 2012 • Acquired Oxford Casino in Maine for approx. $160 mil. on July 17, 2013 • Developing a $272 mil. Racing & Gaming facility as part of 50/50 JV near Lebanon, OH, scheduled to open in December 2013 • Consist of Twinspires.com, the largest legal Online gaming platform in the U.S. (pari- mutuel wagering “ADW” company) • $860 mil. in wagering “handle” in 2012; up +11% Y/Y; 9/30/13 YTD handle remained flat, organic growth offset by loss of IL handle • Segment also includes Luckity.com, equity investment in HRTV and Velocity– high volume int‟l customer focus • Positioned to participate in Online Poker if legalized with the Bluff brand 9 ($ millions) 2011A 2012A ($ millions) 2011A 2012A ($ millions) 2011A 2012A Net Reve ues $299 $302 $284 Net Reve ues $2 3 $2 3 $282 Net Reve ues $ 65 $ 83 $185 Adj. EBITDA $47 $54 $5 Adj. EBITDA $59 $64 $79 Adj. EBITDA $41 $45 $48 j. I Margin 16% 18% 19% j. I Margin 28% 29% 28% j. I Margin 25% 2% 26% LTM 2013 LTM 2013 LTM 2013

Racing

Racing Operations: Own 4 premier Thoroughbred Racetracks

Our debt and equity is back-stopped with valuable real estate

Arlington International Racecourse



- 336 acres in western Chicago suburb, Arlington Heights
- Operates 11 OTB's
- 20 minutes from O'Hare airport
- Metra commuter train stop on property - easy access to other suburbs & Chicago
- Rich history with the "Arlington Million"

Churchill Downs Racetrack



- Home of the Kentucky Oaks and Kentucky Derby
- 147 acres in Louisville, KY
- National historic landmark
- 139 consecutive years of iconic international event
- Night racing series beginning in 2009

Calder Race Course



- 231 acres in Miami Gardens, FL with convenient access off Florida Turnpike
- Sits adjacent to Sun Life Stadium – home of the NFL's Miami Dolphins
- Conducts ~150 live racing days each year

Fair Grounds Race Course



- 145 acres in New Orleans, LA
- Network of 12 OTB's
- Video poker machines in 10 of the OTB's
- Home of the "Louisiana Derby"
- New Orleans Jazz Festival host since 1972

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CHURCHILL DOWNS INCORPORATED

(2)% +41% $39 $47 $54 2010 2011 2012 $308 Racing Operations Adjusted EBITDA has grown despite industry declines Revenues Adjusted EBITDA 2012 v 2010  Wagering on U.S. Thoroughbreds in 2012 was up 1% Y/Y, first total year increase since 2006 - 2012 U.S. Industry still down 20% from 2008 according to The Jockey Club Online Fact Book - September 2013 YTD industry handle is flat on 2% fewer live race days  Despite Industry weakness, Racing Operations Adjusted EBITDA has grown consistently driven by the strength of The Kentucky Derby, innovations like Night Racing, and a focus on cost productivity Derby Week, Night Racing & Productivity have increased margin rates ($ in millions) $70.5 $(20.0) $- $20.0 $40.0 $60.0 $80.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2010 2011 2012 Racing Operations profitability is driven by The Kentucky Oaks & Derby  The Kentucky Derby always occurs on “The First Saturday of May” (our 2nd quarter)  Derby Week Profitability has proven resilient through economic cycles, up ~ $21 mil. over the last four years - 2010 Adjusted EBITDA up $3.4 mil. Y/Y - 2011 Adjusted EBITDA up $6.4 mil. Y/Y - 2012 Adjusted EBITDA up $5.4 mil. Y/Y - 2013 Adjusted EBITDA up $5.8 mil. Y/Y $49.8 $59.9 $67.4 $(12.7) $(12.2) $(11.1) Racing Operations Adjusted EBITDA by Quarter Adjusted EBITDA Margin % (7)% +0% $(11.3) 2013 $58 $58 3Q 2012 YTD3Q 2013 YTD $254 $236 Y/Y 25% 23% 11 Racing $299 $302 13% 16% 18%

Racing

The Kentucky Oaks & Derby profits come from many sources

A significant portion of Derby Week Profits happen before the event takes place

Sources of Derby Week Profitability
(Illustrative Approximations)


Premium Tickets / Other
Wagering, net of purses & pari-mutuel taxes
Sponsorships
TV / Radio Licensing
F&B, Merchandise, Parking, Programs
General Admissions

- Premium tickets is the largest Adjusted EBITDA contributor to profitability
  - ~55,000 reserved seats sold in advance, typically sold out in the early part of the year
  - Includes 77 permanent suites which are under 3 to 7 year contracts with staggered expirations
  - Demand for premium tickets exceeds supply
  - Attendance set all-time records in both 2011 & 2012, near record in 2013 for Kentucky Oaks
  - New high-end seating venues added in 2013 with the "Mansion" and "Plaza Balcony"
- Wagering profits are impacted by the weather and the strength of the field (a strong favorite hurts wagering)
- NBC Sports TV agreement was renewed in 2011
  - 5 year agreement expires after the 2015 Derby
  - Increased economics compared to the prior deal
  - 2013 was the 2nd most watched Derby in 24 years
  - Only annual sporting event that draws more female viewers (52%) than male
- Yum! Brands presenting sponsor agreement renewed in 2011
  - 5 year agreement expires after the 2015 Derby
  - Increased economics compared to the prior deal
- Longines, Swiss watchmaker, expands relationship as Entitlement Partner of the Kentucky Oaks in 2013

CHURCHILL DOWNS INCORPORATED

Racing

The Kentucky Derby has proven resilience to economic weakness

2013 Derby Week results prove the resiliency and brand power of this iconic entertainment event



- Record Derby Week Adjusted EBITDA for the fourth consecutive year, up $5.8 mil. in Adjusted EBITDA
  - Kentucky Derby Week Adjusted EBITDA has increased ~ $21 mil. over the past 4 years
  - Despite dismal weather on both Opening Night and Derby Day, Derby Week economics still strong with all-sources wagering up 2% over 2012 to record $258.5 mil.
  - New high-end seating venues added in 2013 with the "Mansion" and "Plaza Balcony"
  - Second-highest all-sources wagering on Derby Day


331
$226.7
360
$231.9
351
$253.6
332
$258.5
Derby Week Attendance (thousands)
Derby Week Wagering (millions)
2010
2011
2012
2013
Derby Week Stats

- Kentucky Oaks records 2nd highest attendance, record all-sources wagering up 15% Y/Y
  - Longines, Swiss watchmaker, expands relationship as Entitlement Partner of the Kentucky Oaks in 2013



- Television ratings 2nd highest since 1989
  - 16.2 million viewers is up 9% from 2012, up 12% from 2011
  - Only annual sporting event that draws more female viewers than male, 52% of viewers were women


NBC Telecast Viewership (in millions)
14.6
13.6
12.9
13.7
14.2
16.1
16.5
14.5
14.8
16.2
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

CHURCHILL DOWNS INCORPORATED

2014 Kentucky Derby growth expected from new venues / seating expansion Continued growth and popularity of Kentucky Derby Week fuels expansion efforts  In July 2013, we announced a $14.5 mil. expansion project at Churchill Downs Racetrack - New Grandstand Terrace & Rooftop Garden - 51,000 square feet of new space - Adding ~ 2,400 new reserved seats - New amenities serving 20,400 existing seats (37% of reserved seat capacity) 14 Racing

Sports League Number of Teams Enterprise Value ($B) EBITDA ($ millions) EV / EBITDA (multiple) 30 $18.2 $432 ($14.4 Avg./Team) 42.0x 32 $33.2 $979 ($30.6 Avg./Team) 33.9x 30 $11.8 $175 ($5.8 Avg./Team) 67.4x 30 $7.2 $127 ($4.2 Avg./Team) 56.9x 9 $1.3 $58 ($6.4 Avg./Team) 22.0x Total 131 $71.6 $1,770 ($13.5 Avg. / Team) 40.4x What is The Kentucky Oaks & Derby worth? Source: Forbes.com Date: Various – Late 2011 to Mid 2012 Enterprise Value: Based on current arena deal, unless new arena deal is pending Based on other pro sports valuations, The Kentucky Derby is under-valued at Regional gaming multiples 15 Racing The value of the Kentucky Derby is an incredible backstop to debt and equity holders

Gaming

Gaming: Our properties are relatively new and in mature markets

Growing our Gaming Business thru development and acquisitions

Calder Casino

- Located in Miami Gardens Florida, near Sun Life Stadium
- Greenfield construction, opened January 2010
- 1,214 Slot Machines
- 29 Poker Tables



Harlow's Casino Resort & Spa

- Acquired in December 2010 for $138mm
- 801 Slot Machines
- 15 table games
- 105-room attached hotel (50% rooms renovated in 2012)
- $15 million in renovations grand opening of new amenities in January 2013



Oxford Casino

- Acquired in July 2013 for $160mm
- Located in Oxford, ME
- 789 slot machines
- 22 table games



Fair Grounds Slots & Video Poker

- Greenfield construction at the racetrack, opened November 2008
- Located in New Orleans, LA
- 620 slot machines
- 12 Off Track Betting facilities operate ~775 Video Poker Machines



Riverwalk Casino Hotel

- Acquired in October 2012 for $145.6mm
- Located in Vicksburg, MS
- 736 slot machines
- 18 table games
- 80-room attached hotel



Miami Valley Gaming

- Joint Venture with Delaware North Companies
- Located in Lebanon, OH (formerly Lebanon Raceway)
- $272mm total investment split (50/50)
- 1,600 slot machines
- Opening 4Q 2013



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CHURCHILL DOWNS INCORPORATED

Gaming

Gaming Adj. EBITDA growth driven by greenfield development & acquisitions

Acquisition & development focused on ROI

($ in millions)


2012 v 2010
Y/Y%
Revenues
Adjusted EBITDA Margin %
Adjusted EBITDA
$142
$213
$223
$160
$219
21%
28%
29%
30%
28%
$30
$59
$64
$47
$62
+57%
+117%
+37%
+31%
2010
2011
2012
3Q YTD 2012
3Q YTD 2013

Number of Gaming Positions at Year-End


1,400
3,500
3,500
4,300
6,700
2009
2010
2011
2012
2014

Note: positions as indicated in the 10-K for 2009-2012; 2014 assumes our OH property opens with 1,600 machines and our acquisition of Oxford Maine property adds approx. 800 machines

- ❑ Fair Grounds permanent gaming facility opened October 2008 with ~600 machines
- ❑ Calder Casino opened in January 2010 with ~1,200 machines and 29 poker tables
- ❑ Acquired Harlow's Resort & Casino in December 2010 (facility opened in Nov 2007)
  - Our first non-racing casino
  - ~800 slots & 15 table games, 105-room hotel
- ❑ Ohio JV project with DNC - completed purchase of Lebanon OH facility in Dec 2012
- ❑ Construction of $272 mil. racing & gaming facility between Cincinnati & Dayton OH underway – expected to open Dec 2013
- ❑ Acquired Riverwalk Casino Hotel in October 2012 (facility opened in Oct 2008)
  - 711 machines, 17 tables, 80-room hotel (at opening)
- ❑ Acquired Oxford Casino in July 2013 (facility opened in June 2012) for approx. $160 mil.
  - 789 slots & 22 table games
- ❑ "Younger" gaming assets require less maintenance-related cap-ex

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CHURCHILL DOWNS INCORPORATED

New Miami Valley Gaming joint venture opens December 2013 Partnering with Delaware North on a $272 million development in an attractive gaming market  1Q 2012 – announced a Joint Venture (“JV”) with Delaware North Companies (“DNC”) to purchase Lebanon Raceway license in Ohio to develop a new Video Lottery Terminal (“VLT”) facility and harness racetrack  JV Closed on the purchase of Lebanon Raceway on December 21, 2012; Construction began in early 2013 on a new gaming & racing facility located near exit 29 off I-75 between Cincinnati and Dayton, scheduled to open in Dec 2013  $272 mil. total investment will be split evenly (50/50) with partner, DNC (previous estimate was $285 mil.)  $60 mil. purchase price includes $10 mil. cash (paid in Dec 2012) and $50 mil. sellers note (with 6 year payback schedule beginning with 1st coin drop) - plus $10 mil. contingent payment to sellers based on performance  $50 mil. license fee includes 3 installments - $10 mil. upon license approval (paid in Dec 2012), $15 mil. upon first coin drop (expected Dec 2013) and $25 mil. on 1-year anniversary of first coin drop  $162 mil. construction cost of gaming & racing facility including cost of VLT machines (former est. $175 mil. )  Churchill invested $46.9 mil. in JV through September 2013, remaining share of investment to be funded by existing credit facility 18 Gaming

Commentary Regional overview Kentucky gaming expansion provides significant upside opportunity • Kentucky Wins! Was created by a group of business leaders to change the debate on expanded gaming in the Commonwealth • Launched in October, 2013 this organization continues to build momentum heading into the 2014 legislature session • Three main goals • Change the narrative to “Create jobs and revenue for Ky” • Show grass roots support of “letting the people decide” • Organize a critical mass of business, community and civic leaders to provide cover for politicians to address the issue • Over 60 business, community and political leaders have signed up as Executive Board members, over 43,000 Facebook “Likes” (Gov. Steve Beshear has ~5,000) • The Kentucky Constitution requires that the Kentucky General Assembly pass a Constitutional Amendment with 60% approval in both the House & Senate • House Pro Tem. Larry Clark pre-filed an expanded gaming constitutional amendment and enabling legislation Nov 20th allowing a total of 8 casinos with 5 locations for racetracks protected by a 50 mile radius • Spectrum gaming released a study dated January 17, 2012 showing Churchill Downs location annual revenues could exceed $250 million (Horseshoe Southern Indiana produces ~$270 million) • Should an amendment pass the assembly in 2014, it would be voted on by the public in November 2014 *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using MapInfo. Updates and edits can be easily done using the MapInfo program, contact PPS to make edits. NOTE: This map cannot be ungrouped This map is saved in Dealworks folder 1427477-003 19 Legislative session begins in January with alternative gaming as a major topic Competitive overview Slots Tables Gaming Sq Ft Hotel Rooms Employees Admissions (mm)1 Total Win1 Hollywood Lawrenceburg IN 2,534 91 175,000 300 1,231 2.8 $334.3 Horseshoe So. Indiana IN 1,747 106 86,600 503 1,540 2.2 269.6 Belterra IN 1,436 50 40,200 608 1,024 1.5 140.7 Tropicana Evansville IN 905 40 38,360 347 852 1.1 115.8 French Lick Casino IN 1,047 44 49,719 686 1,254 1.0 83.9 Rising Star IN 1,264 33 40,000 201 675 1.0 79.7 Casinos Race Course IN KY OH French Lick Casino Horseshoe Indiana Belterra Casino Hollywood, Lawrenceburg Rising Star Tropicana, Evansville Keeneland Racecourse 60 miles radius 90 miles radius Louisville Indianapolis Cincinnati Lexington Major Cities Source: Indiana Gaming Commission 1 12 months ended 6/30/13 Slots Tables Gaming Sq Ft Hotel Rooms Employees Admissions (mm)1 Total Win1 French Lick Casino IN 1,047 44 49,719 686 1,254 1.0 $83.9 Horseshoe So. Indiana IN 1,747 106 86,600 503 1,540 2.2 269.6 Belterra IN 1,436 50 40,200 608 1,024 1.5 140.7 Hollywood Lawrenceburg IN 2,534 91 175,000 300 1,231 2.8 334.3 Rising Star IN 1,264 33 40,000 201 675 1.0 79.7 Tropicana Evansville IN 905 40 38,360 347 852 1.1 115.8 Gaming

Commentary Regional overview Illinois gaming expansion also provides significant upside • Attractive location .. Arlington Heights is a suburb of Chicago, the commercial hub of the Midwest and 3rd largest metropolitan area in the United States • ~9 miles from Des Plaines Casino ($759 win per unit in 2011 according to Wells Fargo research) • Train station on property • Chicago 2012 population: 7,318,3871 • Chicago median household income: $47,3712 • Illinois Senate passed latest version of gaming expansion, SB 1739, in May 2013, sponsored by Sen. Terry Link • SB 1739 would allow 5 new casinos, including one in Chicago and permit slot machines at racetracks • Bill would allow for Class III gaming at racetracks including 1,200 at Arlington Park • Governor Quinn has softened his opposition to expansion of gaming in recent comments, focusing his energy on a strict regulatory regime and ethical standards for racinos and the proposed Chicago casino • SB 1739 is pending in the Illinois House, and is expected to see action as soon as the Governor and legislative leaders come to agreement on a solution for the Illinois pension crisis. Due to the overwhelming budget problems in Illinois, we expect both of these issue to be resolved in the very near future. *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using MapInfo. Updates and edits can be easily done using the MapInfo program, contact PPS to make edits. NOTE: This map cannot be ungrouped This map is saved in Dealworks folder 1427477-003 1 US Census Bureau 2012 estimate: Chicago / Naperville / Arlington Heights, IL 2 US Census Bureau 2007-2011 estimate: Chicago Legislation debate expected to commence once pension reform is completed Slots Tables Admissions1 Employees Gaming Sq Ft Total Win1 Horseshoe, Hammond IN 3,002 158 4.9 2,072 108,000 $489.8 Rivers, Des Plaines IL 783 48 3.8 1,443 43,687 410.1 Ameristar, East Chicago IN 1,986 39 2.7 1,085 53,492 229.6 Harrah's, Joliet IL 1,138 33 1.7 941 39,000 206.5 Majestic Star Casino2 IN 1,897 79 2.6 1,189 79,571 189.4 Blue Chip IN 1,946 50 2.4 1,099 65,000 167.9 Hollywood, Aurora IL 1,172 27 1.3 614 41,384 149.2 Hollywood, Joliet IL 1,177 22 1.3 758 50,000 140.9 Four Winds MI 3,000 60 N/A N/A 124,000 N/A Potawatomi Bingo Casino WI 3,100 110 N/A N/A 38,400 N/A Competitive overview Casinos Race Course 60 miles radius 90 miles radius Major Cities Horseshoe Hammond Ameristar, East Chicago Majestic Star Casino IL IN MI WI Hawthorne Racecourse Harrah‟s, Joliet Hollywood, Aurora Hollywood, Joliet Rivers, Des Plaines Four Winds Blue Chip Potawatomi Bingo Casino Milwaukee Chicago Gary Source: Illinois Gaming Board; Indiana Gaming Commission; Forest County Potawatomi Community; Michigan Gaming Control Board; Four Winds Casino property profile 1 12 months ended 6/30/13 in millions 2 Represents combined figures for Majestic Star Casino I & Casino II Slots Tables Admissions1 Employees Gaming Sq Ft Total Win1 Hollywood, Aurora IL 1,172 27 1.3 614 41,384 151.9 Harrah's, Joliet IL 1,138 33 1.7 941 39,000 212.1 Hollywood, Joliet IL 1,177 22 1.3 758 50,000 141.5 Rivers, Des Plaines IL 783 48 3.8 1,443 43,687 416.7 Potawatomi Bingo Casino WI 3,100 110 N/A N/A 38,400 - Four Winds MI 3,000 60 N/A N/A 124,000 - Horseshoe, Hammond IN 3,002 158 4.9 2,072 108,000 $489.8 Blue Chip IN 1,946 50 2.4 1,099 65,000 167.9 Ameristar, East Chicago IN 1,986 39 2.7 1,085 53,492 229.6 Majestic Star Casino2 IN 1,897 79 2.6 1,189 79,571 189.4 20 Gaming

Online

Online Business has grown organically as customers shift wagering behavior

The Online channel is growing despite industry declines

($ in millions)


Revenues
Adjusted EBITDA Margin %
Adjusted EBITDA
$121
16%
$19
2010
$165
25%
$41
2011
$183
24%
$45
2012
2012 v 2010
+51%
+132%
$142
25%
$35
3Q YTD 2012
$144
27%
$38
3Q YTD 2013
Y/Y%
+1%
+9%

- Online wagering has grown ~8% to ~14% faster than the industry, as customers continue to shift wagering channels due to convenience, accessibility and ease of use
- In 1H 2013, Twinspires.com stopped taking wagers from IL customers as online wagering legislation expired. Excluding IL handle for both periods, online handle increased 6% - outpacing industry by 6.8%
- Twinspires.com resumed online wagering in IL on June 7, 2013 after IL legislators and the Governor passed a new bill to allow online wagering on horseracing
- Churchill well positioned to continue growing & gaining market share from better technology, innovation and ability to offer integrated data

Twinspires.com Handle Growth compared to U.S. Industry Growth


Y/Y Industry Handle
Y/Y Twinspires Handle
Twinspires vs Industry
11.6%
4.2%
-7.4%
15.0%
13.6%
1.4%
15.2%
9.8%
5.4%
13.4%
13.6%
-0.2%
10.6%
8.4%
2.2%
7.9%
4.3%
-3.6%
7.3%
4.5%
-2.8%
8.2%
7.2%
1.0%
7.3%
6.0%
1.3%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Sources: Twinspires.com growth 10-Q/10-K; Industry: equibase.com
Note: Excludes impact of IL handle loss for both 1Q and 2Q of 2013 and 2012, actual reported results show 3% decline Y/Y in 1Q and 1% growth in 2Q per Form 10-Q 's for respective period

2012 Wagering by Location


~20.3% wagered online
~68.3% is wagered somewhere else
~11.4% wagered On-Track where live race is held

Source: Online (ADW) handle from Oregon Racing Commission and SEC filings, Industry: The Jockey Club

21

CHURCHILL DOWNS INCORPORATED

22 Twinspires provides a lot of the functionality required for real money gaming We plan to compete as an online gaming technology provider Online

Proven ability to grow Revenues & Adjusted EBITDA $87 $145 $158 $585 $697 $732 -50 50 150 250 350 450 550 650 750 0 20 40 60 80 100 120 140 160 180 200 2010 2011 2012 Revenues Adjusted EBITDA  All three segments showed Adjusted EBITDA growth in 2012: - Racing Operations up 15% - Derby sets another record, +$5.4 million - Gaming up 9% - Online Business up 9%  Sept YTD 2013 revenues and Adjusted EBITDA up 8% and 13%, respectively: - Driven by Riverwalk Casino acquisition (4Q „12), Oxford (3Q „13) - Racing Ops improvement from record Derby Week offset by negative impact of less IL host days and loss of FL hosting revenues - Online Business net revenues up 1% despite the loss of IL ADW from Jan to June  ~$630 million in cash spent on acquisitions (net of acquired cash) and greenfield developments since 2009 (including Oxford Casino in 3Q13, $47 mil. of MVG to-date)  Strong free cash flow generation allows for rapid debt reduction following acquisitions - Maint cap-ex has been limited to <$20 mil. last several years - Leverage / coverage ratios among industry best Strong earnings & cash performance allows for future growth investments ($ in millions) Adjusted EBITDA Margin % 22% 15% 21% $138 $157 0 20 40 60 80 100 120 140 160 180 200 Sept YTD 2012 Sept YTD 2013 +8% +13% Y/Y% $45.1 $158.2 $127.2 $100.6 0 20 40 60 80 100 120 140 160 180 2010 2011 2012 Sept YTD 2013 Total Debt $265 $128 $210 $325 Total Debt/ Adj. EBITDA 3.0x 0.8x 1.3x 1.7x Note: Debt / Adjusted EBITDA metrics shown do not include pro-forma credit for acquisitions We generate significant Free Cash Flow (“FCF”) Cash Flows from Operating Activities less Maintenance Cap-ex 24% 25% $574 $618

24 Investment highlights Strong financial performance & balance sheet Diversified business model Proven and experienced management team Significant organic growth opportunities

Appendix

Commentary Regional overview Market overview – Calder Casino & Race Course (Miami Gardens, FL) • Calder is located just north of Miami with easy access to all of South Florida‟s major highways • Miami / Fort Lauderdale 2012 population: 2,591,0351 • Miami-Dade County median household income: $43,9572 • Miami unemployment rate: 6.9%3 • 231 acres in Miami Gardens, FL, adjacent to Sun Life Stadium – home of the NFL‟s Miami Dolphins • Racetrack opened in 1971 and is one of Florida‟s most successful pari- mutuel facilities • Casino opened in January 2010 • 1,214 Slot Machines; 29 Poker Tables *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using MapInfo. Updates and edits can be easily done using the MapInfo program, contact PPS to make edits. NOTE: This map cannot be ungrouped This map is saved in Dealworks folder 1427477-003 1 US Census Bureau 2012 estimate: Miami / Miami Beach / Kendall, FL 2 US Census Bureau 2007-2011 estimate: Miami-Dade County 3 Bureau of Labor Statistics estimate: Miami / Fort Lauderdale / Pompano Beach (as of August 2013) 26 South Florida gaming market State Slots Tables YTD Slot Rev ($mm) Calder Casino & Race Course FL 1,214 291 $23.8 Seminole Hard Rock FL 2,300 65 N/A Gulfstream Park (RC) FL 861 201 14.1 Miccosukee Resort FL +1,700 58 N/A Magic City (GR - Flagler) FL 800 18 25.5 Mardi Gras Casino FL 1,100 30 15.2 Pompano Park (RC) FL 1,435 38 39.6 Dania Jai-Alai FL - 17 - Hialeah Park FL 882 23 12.4 Seminole Coconut Creek FL 2,300 65 N/A Miami Jai-Alai FL 1,058 - 20.0 Source: Florida Department of Business and Professional Regulation; Division of Pari-Mutuel Wagering; World Casino Directory; Isle of Capri financials; Miami Jai-Alai financials 1 Poker tables Mardi Gras Casino Seminole Coconut Creek Gulfstream Park Miccosukee Resort Magic City Pompano Park Dania Jai-Alai Hialeah Park Seminole Hard Rock Miami Jai-Alai FL Fort Myers Miami Fort Lauderdale Casinos Race Course 25 miles radius 50 miles radius Major Cities Competitive overview

Regional overview Commentary Market overview – Fair Grounds Race Course & Slots (New Orleans, LA) • New Orleans is a major U.S. port and metropolitan area in the state of Louisiana and is located on the Mississippi River. It is a major tourist destination, known for its various entertainment attractions • New Orleans 2012 population: 1,227,0961 • New Orleans unemployment rate: 6.7%2 • Large energy hub due to its proximity to the Gulf of Mexico • Fair Grounds Race Course & Slots was acquired in 2004 • The 3rd oldest racetrack in North America (established 1872) • Located on 145 acres just minutes from the French Quarter • Features 620 slot machines, ~775 video poker machines, and a network of 12 Off Track Betting facilities around New Orleans • In addition to hosting the New Orleans Jazz Festival, the track is home to Kentucky Derby prep races, including the Louisiana Derby 1 US Census Bureau 2012 estimate: New Orleans / Metairie, LA 2 Bureau of Labor Statistics estimate: New Orleans / Metairie / Kenner (as of August 2013) *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using MapInfo. Updates and edits can be easily done using the MapInfo program, contact PPS to make edits. NOTE: This map cannot be ungrouped This map is saved in Dealworks folder 1427477-003 27 New Orleans gaming market Land-Based Licenses Slots Tables Slot Machines AGR1 Gaming Square Feet Fair Grounds Race Course & Slots2 LA 620 - $46.1 $37.8 Harrah's New Orleans LA 2,506 106 73.9 60.6 2012 Figures: Riverboat Licenses Slots Tables Admissions (mm) Total AGR Fee Remittance Amelia Belle LA +800 7 0.7 $52.8 $11.4 Boomtown LA 1,470 40 1.5 134.4 28.9 Treasure Chest LA 1,000 50 1.1 109.1 23.5 Competitive overview Harrah's Amelia Belle Treasure Chest Boomtown Casinos Race Course Major Cities LA MS New Orleans Baton Rouge Source: Louisiana Gaming Control Board; World Casino Directory; BYD financials 1 LTM as of 6/30/13 in millions 2 Has ~775 video poker machines in addition to 600 slots 35 miles radius 70 miles radius Harrah's Amelia Belle Treasure Chest Boomtown LA MS New Orleans Baton Rouge Biloxi

Ameristar DiamondJacks Lady Luck Horizon Riverwalk Trop Casino LA AR MS Isle of Capri, Lula (102 miles north) Memphis (150 miles northwest) Jackson Little Rock (150 miles northwest) Commentary *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using MapInfo. Updates and edits can be easily done using the MapInfo program, contact PPS to make edits. NOTE: This map cannot be ungrouped This map is saved in Dealworks folder 1427477-003 Market overview – Harlow’s Casino Resort & Hotel (Greenville, MS) • Greenville is a city in Washington County, Mississippi, sandwiched between the Memphis and Jackson MSAs. It lies on the eastern bank of Lake Ferguson, one of three major gaming markets in the state • Memphis / Jackson 2012 population: 1,341,690 / 576,8001 • Memphis / Jackson unemployment growth: 9.3% / 6.7%2 • Mature gaming market with over ten years of operating history • Harlow‟s was acquired in December 2010 for $138 million • 801 Slot Machines; 21 table games & poker room • 105-room attached hotel (50% rooms renovated in 2012) • 69 acres of land • Multipurpose event center • $15 million in renovations of new amenities in January 2013 1 US Census Bureau 2012 estimate: Memphis, TN-MS-AR & Jackson, MS 2 Bureau of Labor Statistics estimate: Memphis & Jackson (as of August 2013) 28 Central Mississippi gaming market City Slots Tables Total Employees Gaming Sq Ft Hotel Rooms Total Parking Harlow's Greenville 801 15 408 33,000 105 1,500 Riverwalk Vicksburg 711 17 417 25,000 80 748 Trop Casino Greenville 602 6 213 21,300 N/A 386 Ameristar Vicksburg 1,564 37 706 72,210 149 3,063 DiamondJacks Vicksburg 690 13 332 28,000 122 N/A Horizon Vicksburg N/A N/A N/A N/A N/A N/A Lady Luck Vicksburg 593 8 305 25,000 89 948 Competitive overview Casinos Race Course 35 miles radius 70 miles radius Major Cities Regional overview Shreveport (206 miles southwest) Source: Mississippi Gaming Commission

Trop Casino Isle of Capri, Natchez (75 miles south) LA AR MS Harlow‟s Isle of Capri, Lula (166 miles north) Memphis (250 miles north) Little Rock (220 miles north) Jackson Shreveport (176 mileswest) Baton Rouge (161 miles south) Commentary Regional overview Market overview – Riverwalk (Vicksburg, MS) • Vicksburg, Mississippi is located in Warren County, Mississippi Vicksburg is the 16th largest city in the state, 234 miles northwest of New Orleans and 40 miles west of the state capital, Jackson • Jackson 2012 population: 576,8001 • Jackson unemployment rate: 6.7%2 • Attractive Mississippi tourist destination with landmark civil war battlefield • Riverwalk was acquired in October 2012 for $141mm • Opened in October 2009 • Market share consistently grown due to easy navigation gaming floor, superior aesthetics, aggressive marketing program • Less than one mile from Interstate 20 • 736 slot machines; 18 table games • 80-room hotel; 22 acres of land; 5,600 square foot event center Source: Company presentation 9/9/13 1 US Census Bureau 2012 estimate: Jackson, MS 2 Bureau of Labor Statistics estimate: Jackson (as of August 2013) *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using MapInfo. Updates and edits can be easily done using the MapInfo program, contact PPS to make edits. NOTE: This map cannot be ungrouped This map is saved in Dealworks folder 1427477-003 29 Northern Mississippi gaming market City Slots Tables Total Employees Gaming Sq Ft Hotel Rooms Total Parking Riverwalk Vicksburg 736 18 417 25,000 80 748 Harlow's Greenville 685 15 408 33,000 105 1,500 Ameristar Vicksburg 1,564 37 706 72,210 149 3,063 Diamond Jacks Vicksburg 690 13 332 28,000 122 N/A Horizon Vicksburg N/A N/A N/A N/A N/A N/A Lady Luck Vicksburg 593 8 305 25,000 89 948 Trop Casino Greenville 602 6 213 21,300 N/A 386 Isle of Capri Natchez 554 6 231 17,634 141 908 Magnolia Bluffs Natchez 545 11 210 16,032 - 427 Competitive overview Casinos Source: Mississippi Gaming Commission; Company Investor Presentation Ameristar DiamondJacks Lady Luck Horizon 35 miles radius 70 miles radius Major Cities Race Course

Commentary Regional overview Market overview – Oxford Casino (Oxford, ME) • Oxford is located 140 miles northwest of Boston, MA, 125 miles from Manchester, NH, and 35 miles northwest of Portland, ME • Portland 2012 population: 518,1171 • Portland median household income (2007-2011): $45,1532 • Portland unemployment rate: 5.8%3 • Acquired Oxford Casino in March 2013 for approximately $160mm • Completed expansion in October 2012 adding 260 slots / 10 tables to bring total of 789 slots / 22 tables • $3.2mm expansion project announced after acquisition closing • Captive market due to lack of nearby competition *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using MapInfo. Updates and edits can be easily done using the MapInfo program, contact PPS to make edits. NOTE: This map cannot be ungrouped This map is saved in Dealworks folder 1427477-003 1 US Census Bureau 2012 estimate: Portland / South Portland, ME 2 US Census Bureau 2007-2011 estimate: Portland 3 Bureau of Labor Statistics estimate: Portland (as of August 2013) 30 Portland, Maine gaming market Slots Tables Slot Revenue1 Table Revenue Credits disbursed Oxford ME 789 22 $367.6 $6.7 $337.7 Hollywood, Bangor ME 925 16 567.2 6.5 511.0 ME VT Competitive overview Casinos Race Course 60 miles radius 90 miles radius Major Cities Hollywood, Bangor NH Portland Portsmith Source: Maine Gambling Board 1 Based on 2012 figures; in millions

1 US Census Bureau 2012 estimate: Cincinnati, OH-KY-IN & Dayton, OH 2 US Census Bureau 2007-2011 estimate: Warren County & Dayton 3 Bureau of Labor Statistics estimate: Cincinnati / Middletown & Dayton (as of August 2013) Commentary Regional overview Market overview – Miami Valley Gaming & Racing (Lebanon, OH) • Lebanon is located in Warren County, ~30 miles outside of Cincinnati • Cincinnati / Dayton 2012 population: 2,128,603 / 800,9721 • Warren County median household income: $71,9612 • Cincinnati / Dayton unemployment rate: 6.9% / 7.5%3 • February 29, 2012: Churchill Downs announced plans for a joint venture with Delaware North Companies to purchase the Lebanon Raceway license in Ohio • Estimated completion scheduled for 1st quarter of 2014 • Facility will feature a new on site Video Lottery Terminal (“VLT”) facility with 1,600 slots and a 5/8-mile harness racing track *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using MapInfo. Updates and edits can be easily done using the MapInfo program, contact PPS to make edits. NOTE: This map cannot be ungrouped This map is saved in Dealworks folder 1427477-003 31 Cincinnati / Dayton gaming market Slots Tables Total AGR1 Table AGR1 Slot AGR1 Lebanon Raceway OH 1,600 N/A N/A N/A N/A Horseshoe Cincinnati OH 2,002 116 $152.7 $42.1 $110.6 Hollywood, Columbus OH 1,827 119 176.8 59.0 117.8 Hollywood, Lawrenceburg IN 2,534 33 334.3 N/A N/A Rising Star IN 1,264 N/A N/A N/A N/A Belterra Park2 OH N/A N/A N/A N/A N/A Scioto Downs Racecourse OH 2,100 N/A N/A N/A N/A Source: Ohio Casino Control Commission; Wall Street research 1 AGR stands for Adjusted Gross Revenue; in millions 2 Formerly known as River Downs, this is PNK‟s Cincinnati, Ohio-based racetrack set to open in May 2014 Competitive overview Casinos Race Course 60 miles radius 90 miles radius Major Cities Beulah Park Racecourse Scioto Downs Racecourse Hollywood, Columbus Horseshoe Cincinnati Hollywood Lawrenceburg Rising Star Belterra Park IN OH KY Cincinnati Indianapolis Dayton Columbus Belterra Casino